UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HUDSON ACQUISITION I CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

HUDSON ACQUISITION I CORP.

19 West 44th Street, Suite 1001
New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2023

To the Stockholders of Hudson Acquisition I Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Hudson Acquisition I Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on July 17, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address https://www.cstproxy.com/hudsonacquisitioni/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement (the “Proxy Statement”), is dated July 6, 2023, and is first being mailed to stockholders of the Company on or about July 6, 2023. You are cordially invited to attend the Special Meeting for the following purposes:

•        Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the or our “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from July 18, 2023 (the “Termination Date”) up to nine (9) times for an additional one (1) month each time to April 18, 2024 (the “Extended Date”) upon the deposit into the Trust Account of $80,000 for each month (the “Extension”);

•        Proposal No. 2 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the common stock of the Company (the “Common Stock”) included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•        Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, Hudson SPAC Holding, LLC (our “Sponsor”) (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) as a loan to the Company. If the Company elects to extend the Termination Date until April 18, 2024, our Sponsor will make an aggregate deposit of $720,000 into the Trust Account. The Monthly Contributions shall be evidenced by an unsecured, non-interest bearing promissory note issued by the Company in favor of our Sponsor in the aggregate principal amount of up to $720,000. The note will be repayable by the Company upon the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company.

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, our Sponsor’s obligation to make additional Monthly Contributions will terminate.

Only holders of record of shares of Common Stock of the Company, par value $0.0001 per share, at the close of business on June 28, 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten (10) days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal is to allow us more time to complete a Business Combination. The Charter provides that we have until July 18, 2023 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Our Board currently believes that there is not sufficient time before July 18, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.

Pursuant to the Charter, we are providing the holders of our Public Shares (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and Continental Stock Transfer & Trust (“CST”) to hold the proceeds of the initial public offering (the or our “IPO”) and the sale of the Private Placement Units (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal and an Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of a Business Combination.

Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Public Shares sold in the IPO.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 (the “IR Act”) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the IR Act in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of Common Stock approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our Sponsor (or its affiliates or designees) agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. Our Sponsor agrees not to seek recourse for such expenses from the Trust Account.

The units sold in our IPO (the “Units”) each include (i) one share of Common Stock and (ii) one right, which is exercisable for one-fifth (1/5) of a share of Common Stock upon consummation of a Business Combination (individually, each a “Company Right” and, collectively, the “Company Rights”). Holders of the Company Rights do not have redemption rights with respect to the Company Rights in connection with the Extension Amendment Proposal.

Our Sponsor has agreed to waive its redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any Public Shares it holds. Our Sponsor paid $25,000 to cover certain of our offering and formation costs in consideration of 1,711,325 shares of Common Stock (the “Founder Shares”). Our Sponsor is not entitled to redeem the Founder Shares. As of the date of the Proxy Statement, our Sponsor owns 20.00% of our issued and outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of each of the proposals.

We are not asking you to vote on a Business Combination, at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved and our Sponsor does not elect to exercise its extension option as described below, we will not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension Amendment Proposal, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate a Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Charter provides that we are currently not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, our Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if the Company elects to extend the Termination Date until April 18, 2024). Holders of Public Shares that do not make the Election will retain the opportunity to have their Public

Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of July 5, 2023. In such event, we may need to obtain additional funds to consummate a Business Combination and for the Company’s shares of Common Stock to be or remain listed on The Nasdaq Global Select Market (“Nasdaq”), and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date up to two times, each by an additional three (3) months, by depositing $0.15 per Public Share, or an aggregate of $1,026,795 for each three-month period, into the Trust Account.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations (except for the purpose of winding up), (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

Based upon the amount in the Trust Account as of July 5, 2023, which was approximately $71.6 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. If the Extension Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension and, if necessary, the Redemption Limitation Amendment are implemented and the Company determines to extend the Termination Date through the Extended Date to allow the Company to complete a Business Combination and no Public Shares are redeemed in connection with the Special Meeting or otherwise, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.56 per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $10.46 per share.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating a Business

Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require the affirmative vote by holders of at least 65% of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of the Board’s plan to extend the date by which we must consummate our Business Combination.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

The Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this Proxy Statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200; banks and brokers can call at (203) 658-9400.

By Order of the Board of Directors
July 6, 2023
/s/ Jiang Hui
Jiang Hui
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote, or your abstention from voting, will have no effect regarding the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, respectively.

HUDSON ACQUISITION I CORP.

19 West 44th Street, Suite 1001
New York, NY 10036

SPECIAL MEETING
TO BE HELD ON JULY 17, 2023

PROXY STATEMENT

The Special Meeting (the “Special Meeting”) of Hudson Acquisition I Corp. (“we”, “us”, “our” or the “Company”) will be held on July 17, 2023 at 10:00 a.m. Eastern Time via live webcast at the following address https://www.cstproxy.com/hudsonacquisitioni/2023, for the sole purpose of considering and voting upon the following proposals:

•        Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the or our “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from July 18, 2023 (the “Termination Date”) up to nine (9) times for an additional one (1) month each time to April 18, 2024 (the “Extended Date”) upon the deposit into the Trust Account of $80,000 for each month (the “Extension”);

•        Proposal No. 2 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the common stock of the Company (the “Common Stock”) included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•        Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, Hudson SPAC Holding, LLC (our “Sponsor”) (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) as a loan to the Company. If the Company elects to extend the Termination Date until April 18, 2024, our Sponsor will make an aggregate deposit of $720,000 into the Trust Account. The Monthly Contributions shall be evidenced by an unsecured, non-interest bearing promissory note issued by the Company in favor of our Sponsor in the aggregate principal amount of up to $720,000. The note will be repayable by the Company upon the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company.

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, Sponsor’s obligation to make additional Monthly Contributions will terminate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal is to allow us more time to complete a Business Combination. The Charter provides that we have until July 18, 2023 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Our Board currently believes that there is not sufficient time before July 18, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.

Pursuant to the Charter, we are providing the holders of our Public Shares (such holders, the “Public Stockholders”) with the opportunity to redeem, in connection with the Extension Amendment Proposal, their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company and CST to hold the proceeds of the IPO and the sale of the Private Placement Units (the “Trust Account”), including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Public Shares (and which election we refer to as the “Election”). Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal and an Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote, at the Special Meeting. Public Stockholders who do not elect to redeem their shares would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension Amendment is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of a Business Combination.

Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Public Shares sold in the IPO.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the IR Act in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of Common Stock approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our Sponsor (or its affiliates or designees) agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. Sponsor agrees not to seek recourse for such expenses from the Trust Account.

The units sold in our IPO (the “Units”) each include (i) one share of Common Stock and (ii) one right, which is exercisable for one-fifth (1/5) of a share of Common Stock upon consummation of a Business Combination (individually, each a “Company Right” and, collectively, the “Company Rights”). Holders of the Company Rights do not have redemption rights with respect to the Company Rights in connection with the Extension Amendment Proposal.

Our sponsor, Hudson SPAC Holding, LLC (“Sponsor”), has agreed to waive its redemption rights in connection with the consummation of the Extension Amendment Proposal with respect to any Public Shares. Our Sponsor paid $25,000 to cover certain of our offering and formation costs in consideration of 1,711,325 shares of Common Stock (the “Founder Shares”). Our Sponsor is not entitled to redeem the Founder Shares or the Common Stock of the Private Placement Units. As of the date of this Proxy Statement, our Sponsor owns 20.00% of our issued and outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of each of the proposals.

We are not asking you to vote on a Business Combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved, we may not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension Amendment Proposal, sufficient cash amounts may not remain in the Trust Account to permit the Company to consummate a Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Charter provides that we are currently not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, our Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if the Company elects to extend the Termination Date until April 18, 2024). Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of July 5, 2023. In such event, we may need to obtain additional funds to consummate a Business Combination and for the Company’s shares of Common Stock to be or remain listed on Nasdaq, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date up to two times, each by an additional three (3) months, by depositing $0.15 per Public Share, or an aggregate of $1,026,795 for each three-month period, into the Trust Account.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations (except for the purpose of winding up), (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Based upon the amount in the Trust Account as of July 5, 2023, which was approximately $71.6 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting. The closing price of the Public Shares on Nasdaq on July 3, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.38. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. If the Extension Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension and, if necessary, the Redemption Limitation Amendment are implemented and the Company determines to extend the Termination Date through the Extended Date to allow the Company to complete a Business Combination and no Public Shares are redeemed in connection with the Special Meeting or otherwise, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.56 per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $10.46 per share.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require the affirmative vote by holders of at least 65% of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are essential to the implementation of the Board’s plan to extend the date by which we must consummate our Business Combination.

Our Board has fixed the close of business on June 28, 2023 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 8,556,625 shares of Common Stock outstanding, of which 6,845,300 were Public Shares. The Company’s Rights do not have voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Proposal and, if presented, the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

The Company will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $25,000 plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the record date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

The Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

This Proxy Statement is dated July 6, 2023 and is first being mailed to stockholders on or about July 6, 2023.

RISK FACTORS

You should consider carefully all of the risks described in our IPO prospectus and in the other reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with any redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the Treasury Department published Notice 2023-2 as interim guidance until publication of forthcoming proposed regulations on the application of the excise tax. Although the guidance in Notice 2023-2 does not constitute proposed or final Treasury Department regulations but a notice of proposed regulations Treasury Department intends to issue in the future, taxpayers may rely upon certain guidance provided in Notice 2023-2 until the issuance of the forthcoming proposed regulations, including rules setting forth the exclusive list of transactions that are considered repurchases, and certain of the forthcoming proposed regulations would (if issued) apply retroactively. Notice 2023-2 generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although Notice 2023-2 clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

As described under the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete the Business Combination (currently July 18, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the Treasury Department. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury Department in regulations.

If we were considered to be a “foreign person,” we might not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside of the U.S. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our potential Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a Business Combination with such business. In addition, if our potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy.

Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our Public Stockholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including its ability to negotiate and complete its initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Rule Proposals, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the SPAC Rule Proposals, may materially adversely affect our ability to negotiate and complete our Business Combination and may increase the costs and time related thereto.

See also “— A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Business Combination.” and “— To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The SPAC Rule Proposals under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. We may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we would be forced to abandon our efforts to complete an initial business combination and required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including any potential appreciation in the value of the stock of the post-business combination company, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the registration statement for our IPO, instruct CST, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement for our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a U.S. bank until the earlier of the consummation of the Business Combination or our liquidation. We will receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities). As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption of Public Shares or our liquidation.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company incorporated under the laws of the State of Delaware on January 13, 2021, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our Business Combination. On October 18, 2022, we consummated our IPO of 6,845,300 Units, including the issuance of 845,300 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Common Stock and one right to receive one fifth (1/5) of a share of the Common Stock upon the consummation of a Business Combination. The Units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $68,453,000. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of Common Stock sold in our IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, July 18, 2023). Our Board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate a Business Combination to the Extended Date via the Extension Amendment in order to allow our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, and is submitting these proposals to our stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is listed below:

•        Proposal No. 1 — The “Extension Amendment Proposal” — to consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the or our “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from July 18, 2023 (the “Termination Date”) to April 18, 2024 on a monthly basis (the “Extension” and such date, the “Extended Date”);

•        Proposal No. 2 — The “Redemption Limitation Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the common stock of the Company (the “Common Stock”) included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•        Proposal No. 3 — The “Adjournment Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, our Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if the Company elects to extend the Termination Date until April 18, 2024). Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, Sponsor’s obligation to make additional Monthly Contributions will terminate.

Q:     What are the purposes of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:     The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a Business Combination. Our Board currently believes that there will not be sufficient time before July 18, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of any Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension.

The purpose of the Redemption Limitation Amendment Proposal is to allow the Company to proceed with the Extension Amendment even if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets. Consequently, we will not proceed with the Extension Amendment if redemptions of our Public Shares in connection with the Extension Amendment would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

The purpose of the Adjournment Proposal, if presented, is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal if we determine that additional time is necessary to effectuate the Extension.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment.

We are not asking you to vote on a Business Combination at this time. We will file a separate proxy statement/prospectus pursuant to which we will seek approval of a Business Combination, among other things, at a separate special meeting. If the Extension Amendment Proposal is not approved, we may not be able to consummate a Business Combination. We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal is approved, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, the approval of the Extension Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust

Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved, in accordance with our Charter, we may elect to extend the Termination Date up to two times, each by an additional three months (for a total of up to 15 months to complete a Business Combination), subject to our Sponsor depositing into the Trust Account $0.15 for each Public Share, or an aggregate of $1,026,795 for each three-month period, at least five days prior to the applicable deadline.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date as described above, in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to the Company Rights, which will expire worthless in the event of our winding up.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our Business Combination before July 18, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board believes, however, that stockholders should have an opportunity to evaluate a Business Combination, and if approved by our stockholders, the Company should have an opportunity to consummate a Business Combination. Accordingly, our Board is proposing the Extension Amendment to extend the date by which we have to complete our Business Combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of a Business Combination, and if approved by our stockholders, consummate a Business Combination. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed Business Combination in the future and the right to redeem your Public Shares in connection with such Business Combination.

Moreover, voting “FOR” the Extension Amendment Proposal will not affect your right to seek redemption of your Public Shares in connection with the vote to approve a Business Combination. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of the Public Shares in the event we do not complete a Business Combination by July 18, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by our Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

If the Extension Amendment Proposal is approved, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

We will not proceed with the Extension Amendment if redemptions of our Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:     The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares in connection with the approval of the Extension Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation. The Board believes that given the Company’s expenditure of time, effort and money on finding a potential Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider a Business Combination through the Extended Date.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal .

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board abandon the Extension?

A:     We are not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

In addition, even if the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, our Sponsor may elect to exercise its option to extend the Termination Date by depositing additional funds in the Trust Account, as described in the our IPO prospectus.

Q:     How do the Company insiders intend to vote their shares?

A:     As of the date of this Proxy Statement, our Sponsor owns 1,711,325 shares of our Common Stock. As such, as of the record date, our Sponsor beneficially owns an aggregate of 20.00% of the outstanding Common Stock.

The shares of Common Stock carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote by holders of at least 65% of the outstanding Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, any holder of Public Shares may redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, unless the Redemption Limitation Amendment Proposal is approved.

Q:     What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:     The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by holders of at least 65% of the outstanding Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Redemption Limitation Amendment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Redemption Limitation Amendment Proposal.

If the Redemption Limitation Amendment Proposal is approved, the Company may redeem our Public Shares in connection with the Extension Amendment in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:     What vote is required to adopt the Adjournment Proposal?

A:     If presented, the approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Adjournment Proposal. We have been informed by our Sponsor, who holds 20.00% of the outstanding shares of Common Stock, that it intends to vote in favor of the Adjournment Proposal, if presented.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Extension Amendment Proposal.

Q:     What if I do not want to vote “FOR” the Redemption Limitation Amendment Proposal?

A:     If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Redemption Limitation Amendment Proposal is approved, and the Redemption Limitation Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain, or do not vote on the Redemption Limitation Amendment Proposal.

Q:     What if I do not want to vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is presented, and you do not want it to be approved, you must vote “AGAINST” the proposal.

Q:     What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, our Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if Company takes until April 18, 2024 to complete a Business Combination).

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the Special Meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will not occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, Sponsor’s obligation to make additional Monthly Contributions will terminate.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal and any Public Shares submitted for redemption will be returned to the owner, and not redeemed.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date up to two times, each by an additional three (3) months, by depositing $0.15 per Public Share, or an aggregate of $1,026,795 for each three-month period, into the Trust Account.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Company Rights, which will expire worthless in the event of our winding up.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We will continue our efforts to consummate a Business Combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by our Sponsor.

If the Extension Amendment Proposal is approved but we do not complete our Business Combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, as described above.

Q:     What happens if the Redemption Limitation Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is approved, but redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is not approved, we will abandon the Extension Amendment Proposal and any Public Shares submitted for redemption will be returned to the owner, and not redeemed.

Q:     If the Redemption Limitation Amendment Proposal is approved, what happens next?

A:     At the sole discretion of the Company, our Charter may be amended to allow us to redeem our Public Shares even if after such redemption our net tangible assets will be less than $5,000,001.

Q:     What happens to the Company Rights if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date by depositing additional funds into the Trust Account as described in our IPO prospectus, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to the Company Rights, which will expire worthless in the event of our winding up.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future Business Combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination subject to any limitations set forth in our Charter.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to the Company’s Secretary at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to the Company’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:     What happens if I sell my shares of Common Stock before the Special Meeting?

A:     The record date for the Special Meeting will be earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be entitled to any redemption rights with respect to such shares of Common Stock.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our Common Stock at the close of business on June 28, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 8,556,625 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, CST, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How many votes do I have at the Special Meeting?

A:     The Company’s stockholders are entitled to one vote at the Special Meeting for each share of Common Stock held of record as of the record date. As of the close of business on the record date, there were 8,556,625 shares of Common Stock outstanding.

Q:     Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     The Board and the Company’s executive officers may have interests in the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal that are different from, in addition to or in conflict with, yours. These interests include ownership of Founder Shares and Private Placement Units that would become worthless if the Company does not complete a Business Combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers”.

Q:     Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal?

A:     No. There are no appraisal rights available to holders of shares of Common Stock or Company Rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:     What do I need to do now?

A:     You are urged to carefully read and consider the information contained in this Proxy Statement, including the annexes attached hereto, and to consider how the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q:     How do I vote?

A:     If you were a holder of record of Common Stock on June 28, 2023, the record date for the Special Meeting, you may vote with respect to the applicable proposals in person online at the Special Meeting or by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/hudsonacquisitioni/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to CST at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting in person online should contact CST no later than July 11, 2023 to obtain this information.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have no effect on any of the proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:     How can I attend the Special Meeting?

A:     You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/hudsonacquisitioni/2023. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online by following the instructions below.

You can pre-register to attend the Special Meeting in person online starting July 10, 2023. Enter the URL address into your browser, and enter your 12-digit meeting control number, name, and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If your shares are held in “street name”, you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.

If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155 (toll-free) if within the U.S. or Canada, or +1 857-999-9155 (standard rates apply) if outside of the U.S. and Canada, when prompted enter the pin 9627685#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

Q:     Do I need to attend the Special Meeting in person online to vote my shares?

A:     No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. The Company encourages you to vote as soon as possible after carefully reading this Proxy Statement.

Q:     If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:     Yes. After carefully reading and considering the information contained in this Proxy Statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your Public Shares for or against the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal or do not vote your shares. As a result, the Extension Amendment Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of Nasdaq.

Q:     How do I redeem my Common Stock?

A:     If the Extension Amendment and/or Redemption Limitation Amendment is implemented, each Public Stockholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination or if the Company has not consummated our Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, (i) (A) hold Public Shares, or (B) if you hold Public Shares through Units, elect to separate your Units into the underlying Public Shares and Company Rights prior to exercising your redemption rights with respect to the Public Shares and (ii) prior to 5:00 p.m. Eastern Time on July 13, 2023 (two (2) business days before the Special Meeting), (A) submit a written request to the Company’s transfer agent that the Company redeem your Public Shares for cash and (B) deliver your stock to the Company’s transfer agent physically or electronically through The Depository Trust Company (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. The address of CST, the Company’s transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any request for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to the Company’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that stockholders should generally allot at least one (1) week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one (1) week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:     Is there a limit on the number of shares I may redeem?

A:     A public stockholder, together with any of his or her affiliates or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares. Accordingly, all shares in excess of 15% of the Public Shares owned by a holder will not be redeemed. On the other hand, a public stockholder who holds less than 15% of the Public Shares may redeem all of the Public Shares held by him or her for cash.

Q:     If I hold Company Rights, can I exercise redemption rights with respect to my Company Rights?

A:     No. There are no redemption rights with respect to the Company Rights.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What is the quorum requirement for the Special Meeting?

A:     A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 4,278,313 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement, but broker non-votes will not. If there is no quorum, the chairman of the meeting may adjourn the Special Meeting to another date.

Q:     Who is paying for this proxy solicitation?

A:     Sponsor will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting, for a fee of up to $25,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the stockholder proposals, or if you need additional copies of this Proxy Statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: HUDA.info@investor.morrowsodali.com

You may also contact the Company at:

Jiang Hui, Chief Executive Officer
Hudson Acquisition I Corp.
19 West 44th Street, Suite 1001
New York, NY 10036
Tel: (347) 205-3126
Email: jiang@pxspac.com

To obtain timely delivery, the Company’s stockholders must request the materials no later than five (5) business days prior to the Special Meeting.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., Eastern Time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

FORWARD-LOOKING STATEMENTS

Certain statements included in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding the Company, the Company’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our Business Combination;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our Business Combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential acquisition opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the trust account or available to us from interest income on the Trust Account balance; OR

•        the Trust Account not being subject to claims of third parties.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND

We are a blank check company incorporated under the laws of the State of Delaware on January 13, 2021, whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our Business Combination. We shall not undertake our Business Combination with any entity being based in or having the majority of its operations in China (including Hong Kong and Macau).

On October 18, 2022, we consummated our IPO of 6,845,300 Units. Each Unit consists of one share of Common Stock and one right to receive one-fifth (1/5) of a share of the Common Stock upon the consummation of a Business Combination. The Units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $68,453,000.

Simultaneously with the closing of our IPO, the Sponsor should have purchased a total of 340,000 units (the “Private Placement Units”) at a price of $10.00 per unit (the “Private Placement”), with each such Private Placement Unit identical to the public Units except not being registered in connection with the IPO. However, on October 18, 2022, simultaneously with the consummation of the IPO, the Sponsor partially consummated the Private Placement by subscribing to 238,500 Units instead of the full 340,000 Units, generating gross proceeds of approximately $2,385,000 instead of the full $3,400,000. The Trust Account was nonetheless fully-funded as described in the prospectus filed in connection with the IPO. Subsequent to the IPO, on November 30, 2022, the Company received an additional remittance of $515,000 underlying the Sponsor’s purchase of an additional 51,500 Private Placement Units. On December 1, 2022, the Sponsor, pursuant to the Charter, confirmed their intent to convert the $500,000 balance of a related party note held by the Sponsor into an additional 50,000 Private Placement Units, resulting in the Sponsor’s total holding of 340,000 Private Placement Units. On October 21, 2022, our Sponsor purchased an additional 31,500 Units, in connection with the underwriters’ partial exercise of their over-allotment option, at a price of $10.00 per unit, generating gross proceeds of $315,000, a portion of which, or $295,855, was placed in the Trust Account.

Transaction costs incurred in connection with our IPO amounted to approximately $1,369,060 in underwriter discounts and $560,000 in offering costs. In addition, the underwriters agreed to defer approximately $2,395,855 (in cash) and 136,906 shares of Common Stock in underwriting discounts, each payable and issuable, respectively, to the underwriters when and if a Business Combination is consummated.

Following the closing of the IPO on October 18, 2022, an amount of $69,479,795 ($10.15 per unit) from the net proceeds of the sale of the Units in the IPO and the Private Placement Units was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. Based upon the amount in the Trust Account as of July 5, 2023, which was approximately $71.6 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting.

On the record date of the Special Meeting, there were 8,556,625 shares of Common Stock outstanding, of which 6,845,300 were Public Shares. Our Sponsor owns 1,711,325 shares of Common Stock, or 20.00% of our outstanding shares of Common Stock, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal.

The mailing address of the Company’s principal executive office is 19 West 44th Street, Suite 1001 New York, NY 10036, and its phone number is (347) 205-3126.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material United States federal income tax considerations for holders of shares of Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal and/or Redemption Limitation Amendment Proposal. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This discussion does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares of Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the shares of Common Stock. In addition, this discussion does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this discussion is limited to investors that hold our shares of Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding shares of Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF SHARES OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of shares of Common Stock that elect to have their shares of Common Stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose shares of Common Stock is so redeemed and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

In the event that a U.S. Holder’s shares of Common Stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares of Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of Common Stock treated as held by the U.S. Holder (including any Common Stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of shares of Common Stock generally will be treated as a sale of the shares of

Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only Common Stock actually owned by the U.S. Holder, but also shares of Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to Common Stock owned directly, Common Stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder. In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares of Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption, and (ii) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder must be less than 50% of our total outstanding voting stock immediately following the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Common Stock owned by certain family members and certain other requirements are satisfied. The redemption of the shares of Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of shares of Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Our Common Stock Treated as a Sale

If the redemption qualifies as a sale of shares of Common Stock, the U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the shares of Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the shares of Common Stock based upon the then fair market value of the shares of Common Stock) and (ii) the U.S. Holder’s adjusted tax basis in its shares of Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its shares of Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of shares of Common Stock or the U.S. Holder’s initial basis for shares of Common Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of shares of Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our shares of Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares of Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Treatment of

the redemption as a distribution is not expected to result in material amounts of dividend income to holders, as we do not expect that we would have material amounts of current or accumulated earnings and profits. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of shares of Common Stock that elect to have their shares of Common Stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose shares of Common Stock is so redeemed and is not a U.S. Holder.

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares of Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s shares of Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of shares of Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of Common Stock will be treated as a sale or as a distribution under the Code.

Redemption of Our Common Stock Treated as a Sale

If the redemption qualifies as a sale of shares of Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a sale of shares of Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held shares of Common Stock, and, in the case where shares of Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of shares of Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of shares of Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of shares of Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of shares of Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Redemption of Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Payments made to holders in redemption of their shares of Common Stock may be reported to the IRS. In addition, under the United States federal income tax laws, backup withholding at the statutory rate (currently 24%) may apply to the amount paid to certain stockholders (who are not “exempt” recipients) pursuant to the redemption. To prevent such backup United States federal income tax withholding, each non-corporate stockholder who is a U.S. Holder and who does not otherwise establish an exemption from backup withholding must notify the applicable withholding agent of the stockholder’s taxpayer identification number (employer identification number or social security number) and provide certain other information by completing, under penalties of perjury, an IRS Form W-9. Failure to timely provide the correct taxpayer identification number on the IRS Form W-9 may subject the holder to certain penalties imposed by the IRS.

Certain “exempt” recipients (including, among others, generally all corporations and certain Non-U.S. Holders) are not subject to these information reporting and backup withholding requirements. For a Non-U.S. Holder to qualify for such exemption, such Non-U.S. Holder must submit a statement (generally, an IRS Form W-8BEN or W-8BEN-E or other applicable Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s exempt status. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9.

Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.

Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.

FATCA

Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of Common Stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Non-U.S. Holders should consult with their tax advisors regarding the possible implications of these rules on the redemption of such holders’ shares of Common Stock.

The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting and at any adjournment or postponement thereof. This Proxy Statement is first being furnished to our stockholders on or about July 6, 2023. This Proxy Statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place.

The Special Meeting will be held on July 17, 2023 at 10:00 a.m., Eastern Time, conducted via live webcast at the following address: https://www.cstproxy.com/hudsonacquisitioni/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Purpose of the Special Meeting.

At the Special Meeting, the Company will ask the stockholders to vote in favor of the following proposals:

•        Proposal No. 1 — The “Extension Amendment Proposal” — a proposal to approve the adoption of the Extension Amendment and the Extension;

•        Proposal No. 2 — The “Redemption Limitation Amendment Proposal” — a proposal to approve the adoption of the Redemption Limitation Amendment; and

•        Proposal No. 3 — The “Adjournment Proposal” — a proposal to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if the Company takes until April 18, 2024 to complete a Business Combination).

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the special meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, Sponsor’s obligation to make additional Monthly Contributions will terminate.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on June 28, 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 8,556,625 shares of Common Stock outstanding, of which 1,711,325 shares are held by our Sponsor.

Our Sponsor intends to vote all of its shares of Common Stock in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal. The Company Rights do not have voting rights at the Special Meeting.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of Common Stock that you own.

If you are a holder of record, there are two ways to vote your shares of Common Stock at the Special Meeting:

•        You can vote by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Common Stock will be voted as recommended by the Board. With respect to proposals for the Special Meeting, that means: “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal.

•        You can attend the Special Meeting and vote in person online. You will be given a ballot when you arrive.

However, if your shares of Common Stock are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares of Common Stock.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Quorum and Vote Required for the Proposals

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. Abstentions will count as present for the purpose of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Extension Amendment Proposal requires the affirmative vote by holders of at least 65% of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal.

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by holders of at least 65% of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Redemption Limitation Amendment Proposal.

The approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Adjournment Proposal.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date up to two times, each by an additional three (3) months, by depositing $0.15 per Public Share, or an aggregate of $1,026,795 for each three-month period, into the Trust Account.

If the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company Rights, which will expire worthless in the event of our winding up.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. We will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, unless the Redemption Limitation Amendment Proposal is approved.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote”.

Abstentions will be counted for purposes of determining the presence of a quorum at the Special Meeting but broker non-votes will not. For purposes of approval, an abstention or failure to vote will have no effect on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•        you may send another signed proxy card with a later date, to Jiang Hui, the Company’s Chief Executive Officer at 19 West 44th Street, Suite 1001 New York, NY 10036 before the Special Meeting that you have revoked your proxy;

•        you may send a notice of revocation to Jiang Hui, the Company’s Chief Executive Officer at 19 West 44th Street, Suite 1001 New York, NY 10036 before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy and vote in person online, as indicated above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Company Rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Solicitation of Proxies

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of up to $25,000, plus Morrow’s out-of-pocket expenses. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages, and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership

As of the record date, our Sponsor beneficially owns an aggregate of 20.00% of the outstanding shares of Common Stock. Our Sponsor intends to vote all of its shares of Common Stock in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        the beneficial ownership of the Sponsor of Founder Shares and Private Placement Units, which shares and units would become worthless if the Company does not complete a Business Combination by July 18, 2023, which is nine months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called Special Meeting, such later date), as our Sponsor has waived any redemption right with respect thereto. Our Sponsor paid an aggregate of $25,000 for its 1,711,325 Founder Shares and $3,715,000 for its 371,500 Private Placement Units. The Founder Shares and the shares of Common Stock comprising the Private Placement Units have an aggregate market value of approximately $17,763,553 and $3,856,170, respectively, based on the closing price of Common Stock of $10.38 on Nasdaq on July 3, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement. Sponsor is the record holder of the shares reported herein. PX Capital Partners L.P., of which our senior advisor Pengfei Xie is the General Partner, is the sole member of Sponsor and as such, has voting and investment discretion with respect to the Common Stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the Common Stock held directly by our Sponsor. None of our officers and directors (or trusts for the benefit of their family members) holds any direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly;

•        the fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of a Business Combination, including through the date of the special meeting to vote on a Business Combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-Business Combination Board of directors determines to pay to its directors and officers if they continue as directors and officers following such Business Combination;

•        the fact that our Sponsor has agreed not to redeem any of its shares in connection with a stockholder vote to approve a Business Combination or in connection with a stockholder vote to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal;

•        the fact that, commencing on October 14, 2022, we have agreed to pay our Sponsor a total of $20,000 per month for office space, utilities, and secretarial and administrative support. Upon completion of our Business Combination or our liquidation, we will cease paying these monthly fees. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we may continue to pay our Sponsor the $20,000 per month for a longer period than we would otherwise be required to pay;

•        the fact that our Sponsor, officers, directors, and/or their affiliates will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable Business Combinations; and

•        the fact that our Sponsor will lose its entire investment in us if our Business Combination is not completed.

The Board’s Reasons for the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and the Redemption Limitation Amendment are in the best interests of the Company and its stockholders. AS such, our Board has approved and declared advisable adoption of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal (and, if presented, the Adjournment Proposal), and recommends that you vote “FOR” on each proposal.

Our Charter provides that we have until July 18, 2023 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto. Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our Business Combination before July 18, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a Business Combination to the Extended Date via the Extension Amendment in order to allow our stockholders the opportunity to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination.

However, if the Extension Amendment Proposal is approved, but redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is not approved, we will have to abandon the Extension Amendment Proposal, pursuant to the Charter.

If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we may not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate for the Company not to be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders to amend the Certificate of Incorporation to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and redemptions have exceeded the Redemption Limitation, we may not be able to proceed with the Extension. In that scenario, our Sponsor may elect to extend the Termination Date by depositing additional funds into the Trust Account as described in our IPO prospectus. If our Sponsor does not elect to extend the Termination Date, it is expected that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment and the Redemption Limitation Amendment are in the best interests of the Company and its stockholders.

Principal Executive Offices

Our principal executive offices are located at 19 West 44th Street, Suite 1001, New York, NY 10036. Our telephone number at such address is (347) 205-3126.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the date by which we have to consummate a Business Combination to the Extended Date.

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, as contemplated in our IPO prospectus and in accordance with the Charter, our Sponsor may, but is not obligated to, extend the Termination Date up to two times, each by an additional three (3) months, by depositing $0.15 per Public Share, or an aggregate of $1,026,795 for each three-month period, into the Trust Account.

If the Extension Amendment Proposal is not approved and our Sponsor does not elect to extend the Termination Date as described above, it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The purpose of the Extension Amendment is to allow us more time to complete a Business Combination in case such additional time is needed. The Charter provides that we have until July 18, 2023 to complete our Business Combination, unless such period is extended by the Sponsor pursuant thereto.

A copy of the proposed amendments to the Charter of the Company is attached to this Proxy Statement in Annex A.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Charter set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our registered Units, Common Stock and Company Rights will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of July 5, 2023. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our Business Combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), it is expected that we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, and the Extension Amendment becomes effective, our Sponsor (or its affiliates or designees) shall make a deposit into the Trust Account of $80,000 per month (each a “Monthly Contribution” and, collectively, the “Monthly Contributions”) for an aggregate deposit of up to $720,000 (if the Company elects to extend the Termination Date until April 18, 2024). Holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in the Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Assuming the Extension Amendment Proposal is approved, the first Monthly Contribution will be deposited in the Trust Account within five (5) calendar days following the special meeting. Each subsequent Monthly Contribution will be deposited in the Trust Account within five (5) calendar days from the 18th day of such calendar month (or portion thereof).

The Monthly Contributions are conditioned upon the implementation of the Extension Amendment. No Monthly Contribution will occur if the Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented. The Company or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Company determines not to continue extending for additional calendar months, Sponsor’s obligation to make additional Monthly Contributions will terminate.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal was not approved, unless the Redemption Limitation Amendment Proposal is approved.

Redemption Rights

If the Extension Amendment and the Redemption Limitation Proposal are implemented, each Public Stockholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination or if the Company has not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on July 13, 2023 (two business days before the Special Meeting), both:

•        submit a request in writing that the Company redeem your Public Shares for cash to CST, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC (Deposit/Withdrawal At Custodian) system to the Company’s transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is the Company’s understanding that stockholders should generally allot at least one (1) week to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than one (1) week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Each redemption of Public Shares by the Public Stockholders will decrease the amount in the Trust Account. The Company will not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, unless the Redemption Limitation Amendment Proposal is approved.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the IR Act in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of Common Stock approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our Sponsor (or its affiliates or designees) agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a Business Combination or our liquidation. Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Prior to exercising redemption rights, stockholders should verify the market price of their Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure you that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding immediately prior to the Extension Amendment and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Extension Amendment Proposal is not approved and (i) the Company does not consummate our Business Combination by July 18, 2023, (ii) pursuant to the terms of the Charter, the Sponsor does not extend the deadline for the Company to consummate a Business Combination or (iii) the Company does not otherwise obtain the approval of the Company stockholders to extend the deadline for the Company to consummate a Business Combination, the Company will be required to dissolve and liquidate and the Company Rights will expire worthless.

Holders of outstanding Units must separate the underlying Public Shares and Company Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such units to CST with written instructions to separate such units into Public Shares and Company Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Share from the units.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee of approximately $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote by holders of at least 65% of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of the Extension Amendment Proposal.

The approval of the Extension Amendment Proposal is not conditioned on the approval of any other proposal. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, the Company may nevertheless choose not to amend the Charter and may liquidate on July 18, 2023 or any other date pursuant thereto.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers” for a further discussion.

THE REDEMPTION LIMITATION AMEDNMENT PROPOSAL

Overview

The proposed Redemption Limitation Amendment would amend the Charter substantially in the form set forth in Annex A to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, our Board will not be able to implement the Extension if redemptions of Public Shares would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) entering into non-redemption agreements with certain of our significant stockholders; (c) purchasing Public Shares in the open market (subject to applicable law and regulation); and (d) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Common Stock. Any shares of Common Stock purchased by the Sponsor in the open market would not be voted on in connection with the proposals set forth in this Proxy Statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash in connection with the approval of a Business Combination.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 1,711,325 Founder Shares or the 371,500 shares of Common Stock included as part of the Private Placement Units held by them. There will be no redemption rights or liquidating distributions with respect to the Company Rights, which will expire worthless in the event of our winding up.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would exceed the Redemption Limitation, the Company will amend the Charter with the amendment substantially in the form set forth in Annex A. If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would not exceed the Redemption Limitation, the Company may nevertheless determine, in its sole discretion, to amend the Charter with the amendment substantially in the form set forth in Annex A.

Redemption Rights

In connection with the approval of the Redemption Limitation Amendment Proposal, each Public Stockholder may seek to redeem his, her or its Public Shares if the Company implements the amendments to the Charter with the amendment substantially in the form set forth in Annex B. See the section entitled “The Extension Amendment Proposal — Redemption Rights” for more details.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote by holders of at least 65% of our outstanding shares of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of the Redemption Limitation Amendment Proposal.

The approval of the Redemption Limitation Amendment Proposal is not conditioned on the approval of any other proposal. Notwithstanding the foregoing, even if the Redemption Limitation Amendment Proposal is approved, the Company may nevertheless choose not to amend the Charter and may liquidate on July 18, 2023.

THE COMPANY BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 18, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals presented at the Special Meeting.

Vote Required for Approval.

Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposal.

The approval of the Adjournment Proposal requires the affirmative vote by holders of at least a majority of Common Stock who attend and vote (in person online or by proxy) at the Special Meeting. Accordingly, failure to vote by proxy or to vote in person online at the Special Meeting or an abstention from voting will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Common Stock by:

•        each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

At any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s directors, and officers and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

As of the record date, there were a total of 8,556,625 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
5% or Greater Beneficial Owners
Hudson SPAC Holding, LLC (the sponsor)(3)	2,082,825	23.32%
Funds managed by ATW SPAC Management LLC and related entities(4)	675,000	7.23%
Funds managed by Boothbay Fund Management, LLC(5)	618,300	7.23%
Polar Asset Management Partners Inc.(6)	540,000	6.31%
HGC Investment Management Inc.(7)	525,000	6.14%
L1 Capital Global Opportunities Master Fund Ltd.(8)	475,000	5.55%

Directors and Executive Officers
Jiang Hui	—	—
Hon Man Yun	—	—
Rodobaldo Duartes	—	—
Chiang Hsien	—	—
Lixin Wu	—	—
All executive officers and directors as a group (5 individuals)	—	—

____________

(1)      Unless otherwise noted, the business address of the Sponsor and each of the directors and executive officers of the Company is 19 West 44th Street, Suite 1001, New York, NY 10036.

(2)      Interests shown consist solely of Common Stock.

(3)      Includes 371,500 shares of our Common Stock included as part of the Private Placement Units held by our Sponsor. Our Sponsor is the record holder of such shares. Mr. Pengfei Xie, our senior advisor, is the General Partner of the sole member of our Sponsor, and as such, has voting and investment discretion with respect to the common stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsor. None of our officers and directors (or trusts for the benefit of their family members) holds any direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Based on the Schedule 13G filed on February 14, 2023, the Common Stock is held by (1) one or more private funds managed by ATW SPAC Management LLC, a Delaware limited liability company, which has been delegated exclusive authority to vote and/or direct the disposition of such Common Stock held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company and (2) a private fund that is managed by an affiliate of ATW SPAC Management LLC. Antonio Ruiz-Gimenez and Kerry Propper are Managing Members of ATW SPAC Management LLC and its affiliate. The address of the foregoing persons is 17 State Street, Suite 2100, New York, NY 10004.

(5)      Based on the Schedule 13G filed on October 19, 2022, Ari Glass is the Managing Member of Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Common Stock is held by one or more private funds (the “Funds”), which are managed by the Adviser. Certain subadvisors have been delegated the authority to act on behalf of the Funds, including exclusive authority to vote and/or direct the disposition of Common Stock held by the Funds. The address of the principal business office of Boothbay Fund Management, LLC is 1140 East 45th Street, 14th Floor, New York, NY 10017.

(6)      Based on the Schedule 13G/A filed on February 13, 2023, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Common Stock directly held by PMSMF. The address of the principal business office of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      Based on the Schedule 13G filed on February 14, 2023, HGC Investment Management Inc., a company incorporated under the laws of Canada, serves as the investment manager to The HGC Fund LP, an Ontario limited partnership, with respect to the Common Stock held by HGC Investment Management Inc. on behalf of The HGC Fund LP. The address of the business office of HGC Investment Management Inc. is 1073 Yonge Street, 2nd Floor, Toronto, ON, Canada M4W 2L2.

(8)      Based on the Schedule 13G filed on October 24, 2022, David Feldman and Joel Arber are both the directors of L1 Capital Global Opportunities Master Fund Ltd. As such they each individually have sole dispositive and voting power. The address of the principal business office of L1 Capital Global Opportunities Master Fund Ltd. is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

OTHER INFORMATION

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 19 West 44th Street, Suite 1001, New York, NY 10036.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of Common Stock and the warrant agent for warrants is CST. The Company has agreed to indemnify CST in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company, and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Proxy Statement. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this Proxy Statement may likewise request delivery of single copies of Proxy Statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (347) 205-3126, jiang@pxspac.com and 19 West 44th Street, Suite 1001, New York, NY 10036

WHERE YOU CAN FIND MORE INFORMATION

We file reports, Proxy Statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement as well as our periodic reports, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Jiang Hui, Chief Executive Officer
Hudson Acquisition I Corp.
19 West 44th Street, Suite 1001
New York, NY 10036
Tel: (347) 205-3126
Email: jiang@pxspac.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: HUDA.info@investor.morrowsodali.com

All information contained in this Proxy Statement relating to the Company has been supplied by the Company.

The Company has not authorized anyone to give any information or make any representation about the proposals or the Company that is different from, or in addition to, that contained in this Proxy Statement.

Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this Proxy Statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this Proxy Statement does not extend to you. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement unless the information specifically indicates that another date applies.

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: HUDA.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Hudson Acquisition I Corp., 19 West 44th Street, Suite 1001, New York, NY 10036.

If you are a stockholder of the Company and would like to request documents, please do so by July 10, 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HUDSON ACQUISITION I CORP.

July 17, 2023

HUDSON ACQUISITION I CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “Hudson Acquisition I Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 13, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on March 18, 2021 (the “Amended and Restated Certificate of Incorporation”), a Second Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 18, 2022 (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation is referred to herein as the “Charter”.

2.      This amendment (the “Amendment”) to the Second Amended and Restated Certificate of Incorporation further amends the Charter.

3.      This Amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote by holders of at least 65% of the outstanding shares of Common Stock who attended and voted (in person online or by proxy) at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section E of the Sixth Article of the Charter is hereby amended by deleting the following words:

“(iii) up to 15 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete a Business Combination (in any case, such date being referred to as the “Termination Date”), in accordance with the terms of the Investment Management Trust Agreement to be entered into by and between the Corporation and certain institutional entities (the “Trust Agreement”)”

and replacing them with the words:

“(iii) up to 18 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete a Business Combination (in any case, such date being referred to as the “Termination Date”), as the Corporation may choose to do up to nine (9) times in one-month increments (each a “Monthly Extension”) (provided that Hudson SPAC Holding, LLC (or its affiliates or designees) shall make a deposit into the Trust Fund of $80,000 per Monthly Extension for an aggregate deposit of up to $720,000)”;

5.      The text of Section I of the Sixth Article of the Charter is hereby amended by deleting the following words:

“within 9 months from the date of the from the consummation of the IPO”

and replacing it with the following:

“by the Termination Date”.

Annex A-1

IN WITNESS WHEREOF, Hudson Acquisition I Corp. has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this 17th day of July, 2023.

HUDSON ACQUISITION I CORP.
By:
Name:	Jiang Hui
Title:	Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HUDSON ACQUISITION I CORP.

July 17, 2023

HUDSON ACQUISITION I CORP., (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “Hudson Acquisition I Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 13, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on March 18, 2021 (the “Amended and Restated Certificate of Incorporation”), a Second Amended and Restated Certificate of Incorporation, which both amended and restated the provisions of the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 18, 2022 (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation is referred to herein as the “Charter”.

2.      This amendment (the “Amendment”) to the Second Amended and Restated Certificate of Incorporation further amends the Charter.

3.      This Amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote by holders of at least 65% of Common Stock who attended and voted (in person online or by proxy) at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section D of the Sixth Article of the Charter is hereby removed by deleting the following words:

“D. The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.”

Annex B-1

IN WITNESS WHEREOF, Hudson Acquisition I Corp. has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this 17th day of July, 2023.

HUDSON ACQUISITION I CORP.
By:
Name:	Jiang Hui
Title:	Chief Executive Officer

Annex B-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail HUDSON ACQUISITION I CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 16, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/hudsonacquisitioni/2023. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1 — The “Extension Amendment FOR AGAINST ABSTAIN Proposal” — to consider and vote upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the or our “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) from July 18, 2023 (the “Termination Date”) up to nine (9) times for an additional one (1) month each time to April 18, 2024 (the “Extended Date”) upon the deposit into the Trust Account of $80,000 for each month (the “Extension”); Proposal No. 2 — The “Redemption Limitation FOR AGAINST ABSTAIN Amendment Proposal” — to consider and vote upon a proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B to the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem the common stock of the Company (the “Common Stock”) included as part of the units sold in the Company’s initial public offering (collectively, the “Public Shares” and, individually, each a “Public Share”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and Proposal No. 3 — The “Adjournment FOR AGAINST ABSTAIN Proposal” — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the “Adjournment Proposal”. CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 17, 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/hudsonacquisitioni/2023. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF HUDSON ACQUISITION I CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Jiang Hui and Hon Man Yun (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of Hudson Acquisition I Corp. to be held on July 17, 2023 at 10:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/hudsonacquisitioni/2023. or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)